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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) May 27, 1999
                                                          ------------

                               LENOX BANCORP, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Ohio                          0-28162                  31-1445959
      ----                          -------                  ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
 Incorporation or Organization     File Number)              Identification No.)

                   5255 Beech Street, St. Bernard, Ohio 45217
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (513) 242-6900
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 5.  OTHER EVENTS.
         ------------

      On May 27, 1999, Lenox Bancorp, Inc. (the "Company") filed a registration statement on Form 8-A with the Securities and Exchange Commission registering its Stockholder Protection Rights Agreement, dated as of May 5, 1999, between the Company and The Fifth Third Bank, as Right Agent (the "Rights Agreement"). Under the Rights Agreement each stockholder of record as of May 27, 1999 will receive a dividend of one right ("Right") for each outstanding share of common stock, no par value of the Company (the "Common Stock") they own. Each Right entitles the registrant holder to purchase from the Company one-half of one share of the Common Stock at an exercise price of $55.00, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement, a copy of which is attached as Exhibit 2.1.

      The foregoing summary of the Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of such document filed as an exhibit herewith and incorporated herein by reference.

ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 2.1 Stockholder Protection Rights Agreement, dated as of May 5, 1999, between Lenox Bancorp, Inc. and The Fifth Third Bank, as Rights Agent



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LENOX BANCORP, INC.



Dated: June 1, 1999                 By:   \s\ Virginia M. Deisch
                                          --------------------------------------
                                          Virginia M. Deisch
                                          President and Chief Executive Officer










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                                  EXHIBIT INDEX


Exhibit 2.1 Stockholder Protection Rights Agreement, dated as of May 5, 1999, between Lenox Bancorp, Inc. and The Fifth Third Bank, as Rights Agent







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